UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-41503	23-2507402
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 Pennsylvania Drive

Exton, Pennsylvania 19341

(Address of principal executive offices) (Zip Code)

(610) 646-9800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ISSC	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors

On May 16, 2024, Major General Garry C. Dean joined the Board of Directors (the “Board”) of Innovative Solutions and Support, Inc. (the “Company”) as an independent director for a term until the Company’s next annual meeting of shareholders or until his successor is duly elected and qualified or until his earlier death, disqualification, resignation or removal.

Maj. General Dean retired as the Director of the National Guard Bureau (NGB) Joint Staff in the Pentagon, supporting Army and Air National Guard policy, missions and operations in the 54 US states, territories, and the District of Columbia. A graduate of the US Air Force Academy and a former F-15 pilot, Maj. General Dean had a distinguished military career including commanding and leading a combat deployment of the 142 Fighter Wing in Portland Oregon. Maj. General Dean is rated as a command pilot and has over 4,000 flight hours in the T-37, T-38 and F-15 airframes. Maj. General Dean currently serves President of Peduzzi Associates, Ltd., Senior Advisor to Vita Inclinata Technologies, and Vice-Chair of the Community Oversight Board of the Arlington County Police, Virginia.

There are no family relationships between Maj. General Dean and any director or executive officer of the Company, and Maj. General Dean does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Maj. General Dean has not entered into, and no grant or award has been made to, Maj. General Dean under any material plan, contract or arrangement of the Company in connection with his appointment.

Maj. General Dean will participate in the standard non-employee director compensation arrangements established by the Company, as described under the section entitled “Compensation of Directors” in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 5, 2024.

Item 8.01 Other Events.

On May 16, 2024, the Company issued a press release announcing the appointment of Maj. General Dean as director. A copy of that press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated May 16, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

Date: May 16, 2024	By:	/s/ Jeffrey DiGiovanni
Jeffrey DiGiovanni
Chief Financial Officer